                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             NU-TECH BIO-MED, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             NU-TECH BIO-MED, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             NU-TECH BIO-MED, INC.
                                 55 ACCESS ROAD
                          WARWICK, RHODE ISLAND 02886
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 27, 1996
                            ------------------------

To the Stockholders of
NU-TECH BIO-MED, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NU-TECH BIO-MED, INC., a Delaware corporation (the "Corporation"), will be held at the offices of Ernst & Young LLP at 1285 6th Avenue Room 866W New York, New York 10019 on August 27, 1996 at 10:00 a.m., eastern standard time, for the following purposes:

          1. To elect two Class 2 Directors to the Corporation's Board of directors to serve until the 1999 Annual Meeting and until their successors shall have been elected;

          2. To consider and act upon a proposal to amend the Non-Employee Director Stock Option Plan ("Director Plan") to increase the number of shares of Common Stock available under the Director Plan from 75,000 to 200,000 shares of Common Stock and to increase the number of options granted annually to each Director from 3,000 per year to 8,000 options; and

          3. To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 11, 1996 as the record date for the determination of Stockholders entitled to Notice and to vote at the meeting or any adjournment thereof.

     Enclosed are a Proxy Statement, a Proxy Card and a self-addressed envelope in which to return the Proxy Card. All Stockholders, whether or not they expect to be present at the meeting, are requested to date and sign the Proxy Card and to return it in the addressed envelope promptly. Stockholders who attend the meeting may, if they wish, vote in person even though they have previously submitted a Proxy Card. Any prior Proxy Card will automatically be revoked if you execute the accompanying Proxy Card or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting.

                                          By Order of the Board of Directors

                                          David A. Sterling, Secretary

Dated: July 17, 1996

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                             NU-TECH BIO-MED, INC.
                                 55 ACCESS ROAD
                          WARWICK, RHODE ISLAND 02886
                            ------------------------

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 27, 1996

     This Proxy Statement and accompanying form of Proxy has been mailed on or about July 17, 1996 to the holders of the Common Stock of record on July 11, 1996 of NU-TECH BIO-MED, INC., a Delaware corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Ernst & Young LLP at 1285 6th Avenue Room 866W New York, New York 10019 on August 27, 1996, at 10:00 a.m. eastern standard time and any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     On July 11, 1996 (the "Record Date"), there were 1,992,155 shares of Common Stock, par value $.01 per share ("Common Stock") of the Corporation issued and outstanding. Only holders of Common Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Each share of Common Stock is entitled to one vote on each matter presented to Stockholders. Voting is on a non-cumulative basis. The shares of Common Stock represented by each properly executed Proxy in the accompanying form will, if no contrary instruction is received, be voted (i) FOR the election of two Class 2 Directors to serve until the 1999 Annual Meeting and (ii) FOR the Proposal to Amend the Non-Employee Director Stock Option Plan ("Director Plan") to increase the number of shares of Common Stock available under the Director Plan from 75,000 shares to 200,000 shares of Common Stock and the number of options granted annually to each Non-Employee Director from 3,000 per year to 8,000 options; and

     Any Proxy may be revoked at any time before it is voted. A Stockholder may revoke this Proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting. Election of directors is by plurality vote, with the nominees for each Class of director receiving the highest vote totals to be elected as directors of the Corporation for that particular class. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. Abstentions and such non-vote will, however, be considered as votes represented at the Annual Meeting solely for quorum purposes. The affirmative vote of a majority of the shares present and voting of the Annual Meeting is required to approve the Proposal to amend the Director Plan. An abstention with respect to the Director Plan Proposal will have the same effect as a negative vote, but because shares held by brokers as to which the brokers withhold authority on the Proposal will not be considered entitled to vote on the Proposal, a broker non-vote will have no effect on the vote. The Proxy also provides that the persons authorized thereunder may, in the absence of instructions to the contrary, vote or act in accordance with their judgement on any other matters properly presented for action at the Annual Meeting or any adjournment thereof.

     The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Corporation may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Annual Report to Stockholders for the fiscal year ended December 31, 1995, including financial statements, accompanies this Proxy Statement.

     The principal executive offices of the Corporation are located at 55 Access Road, Warwick, Rhode Island 02886; the Corporation's telephone number is (401) 732-6520.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Corporation has selected Ernst & Young LLP as independent auditors of the Corporation for the fiscal year ended December 31, 1996. Stockholders are not being asked to approve such selection because such approval is not required under the Corporation's Certificate of Incorporation or Bylaws. The audit services provided by Ernst & Young LLP shall consist of examination of financial statements, services related to filings with the Securities and Exchange Commission and consultation in regard to various accounting matters. Representatives of Ernst & Young LLP are expected to be present at the meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the Annual Meeting are the Corporation's Common Stock, par value $.01 per share, of which 1,992,155 shares are issued and outstanding as of the Record Date. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to Stockholders. Voting for Directors is on a non-cumulative basis.

     Set forth below is certain information as of July 16, 1996 with respect to the ownership of Common Stock by (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Corporation to be the beneficial owner of more than five percent of any class of the Corporation's voting securities, (ii) each director and each officer, and (iii) directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the securities listed opposite such individual's name.

                  NAME AND ADDRESS                 AMOUNT OF AND NATURE                 PERCENTAGE
                OF BENEFICIAL OWNER               OF BENEFICIAL OWNERSHIP                OF CLASS
    --------------------------------------------  -----------------------               ----------
    J. Marvin Feigenbaum........................          300,316(1)                       15.9%
      55 Access Road
      Warwick, RI 02886
    Edmond E. Charrette, M.D....................           11,666(2)                          *
      304 Cambridge Road
      Woburn, MA 01801
    Leonard Green...............................            8,000(3)                          *
      55 Access Road
      Warwick, RI 02886
    David A. Sterling...........................            8,000(3)                          *
      55 Access Road
      Warwick, RI 02886
    Michael G. Jesselson........................          189,526(4)                        9.5%
      1301 Avenue of Americas
      New York, New York
    Chriss W. Street............................            5,000(5)                          *
      Chriss Street & Company
      1111 Bayside Drive Suite 100
      Corona del Mar, CA 92625

                  NAME AND ADDRESS                 AMOUNT OF AND NATURE                 PERCENTAGE
                OF BENEFICIAL OWNER               OF BENEFICIAL OWNERSHIP                OF CLASS
    --------------------------------------------          -------                          ----
    Robert B. Fagenson..........................            5,000(5)                          *
      19 Rector Street
      New York, NY 10006
    All Officers and Directors as a Group (6
      persons in number)........................          337,982(1)(2)(3)(5)              17.5%

- ---------------
  * Less than 1%.

(1) Includes (i) 50,000 shares of Common Stock owned by Mr. Feigenbaum; (ii) options to purchase 150,000 shares of Common Stock exercisable commencing June, 1995; (iii) 317 shares of Common Stock owned by Mr. Feigenbaum's minor son, as to which Mr. Feigenbaum has power to direct voting and disposition; and (iv) includes 100,000 shares of Common Stock which vest over 20 years commencing December 31, 1995 at the rate of 5,000 shares per year subject to acceleration in certain circumstances.

(2) Includes (i) 3,809 shares of Common Stock, (ii) presently exercisable options to purchase 2,857 shares of Common Stock and (iii) options to purchase 5,000 shares of Common Stock granted under the Corporation's Non-Employee Director Plan.

(3) Includes options to purchase 8,000 shares of Common Stock under the Corporation's Non-Employee Director Plan.

(4) Represents shares of Common Stock and Common Stock Purchase Warrants owned by several trusts of which Michael G. Jesselson is a trustee, co-trustee and/or a beneficiary and therefore holds shared voting power as follows: (i) Michael Jesselson & Lucy Lang TTEES UIT FBO Yosepha Jesselson -- 4,285 shares of Common Stock and 8,571 Common Stock Purchase Warrants; (ii) Michael Jesselson & Linda Jesselson TTEES UIT Fbo Jonathan Judah
    Jesselson -- 4,285 shares of Common Stock and 8,571 Common Stock Purchase Warrants; (iii) Michael Jesselson & Linda Jesselson TTEES UIT FBO Yaira Jesselson -- 4,285 shares of Common Stock and 8,571 Common Stock Purchase Warrants; (iv) Michael Jesselson & Linda Jesselson TTEES UIT FBO Maya Ariel Ruth Jesselson -- 4,285 shares of Common Stock and 8,571 Common Stock Purchase Warrants; (v) Erica Jesselson, Lucy Lang, Claire Strauss, Michael Jesselson & Benjamin Jesselson TTEES UIT FBO Benjamin Jesselson -- 33,333 shares of Common Stock and 12,699 Common Stock Purchase Warrants; (vi) Erica Jesselson , Lucy Lang, Claire Strauss, Michael Jesselson & Benjamin J. Jesselson TTEES UIT FBO Michael Jesselson -- 33,334 shares of Common Stock and 12,700 Common Stock Purchase Warrants; and (vii) Michael Jesselson, Erica Jesselson, Lucy Lang, Clair Strauss and Benjamin J. Jesselson, TTEES UIT FBO Grandchildren -- 33,333 shares of Common Stock and 12,699 Common Stock Purchase Warrants.

(5) Includes options to purchase 5,000 shares of Common Stock under the Corporation's Non-Employee Director Plan.

                           I.  ELECTION OF DIRECTORS

GENERAL

     At the Annual Meeting, two Class 2 Directors are to be elected, each to serve until the 1999 Annual Meeting and until their successors are elected and qualified. The Corporation's Amended and Restated Certificate of Incorporation provides for a classified Board of Directors with three classes, designated Class 1, Class 2 and Class 3. The terms of Class 1 and Class 3 Directors continue until the Annual Meetings in 1997 and 1998, respectively. The number of Directors comprising the entire Board of Directors is determined in accordance with the By-Laws of the Corporation. The By-Laws provide for the number of Directors to be not less than three nor more than eleven in number. The Board of Directors currently consists of a total of six (6) persons.

     THE TWO NOMINEES FOR CLASS 2 DIRECTORS ARE DAVID A. STERLING AND LEONARD GREEN.

     The affirmative vote of a plurality of the outstanding Common Shares entitled to vote for Directors at the Annual Meeting is required to elect the Directors. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees specified in the enclosed proxy if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

NOMINEES FOR ELECTION AS CLASS 2 DIRECTOR TO SERVE
UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS

     David A. Sterling. Mr. David A. Sterling, 39 years of age, has served on the Board of Directors since December, 1994. Mr. Sterling, for in excess of seven years, has been President of Sterling & Sterling, Inc., a general insurance agency. Mr. Sterling holds a BBA Degree from Hofstra University, New York.

     Leonard Green. Mr. Leonard Green, 69 years of age, was elected to the Board of Directors in September 1994. Mr. Green has been the President and Chief Executive Officer of Green Management and Investment Co., a New York private investment firm, since 1985. From 1980 to 1985, Mr. Green was President and Chief Executive Officer of Yuma Management Corp. Prior to such time, from 1972 to 1980, Mr. Green served as Chairman and Chief Executive Officer of Quality Care, Inc. Mr. Green received his Bachelor of Science degree from George Washington University. Mr. Green also serves on the Board of Directors of Apria Healthcare, Inc. and OrNda Health Corp.

CLASS 3 DIRECTORS WHOSE TERMS CONTINUE UNTIL
THE 1998 ANNUAL MEETING OF STOCKHOLDERS

     Chriss W. Street. Mr. Chriss W. Street, 46 years of age, was elected to the Board of Directors at the 1995 Annual Meeting and serves as a Class 3 Director of the Corporation. Mr. Street is the President of Chriss Street and Company, Inc., a financial advisory firm which provides a wide variety of financial advisory and research services. Mr. Street founded the firm in 1992. Prior thereto, and from 1987 to 1992, Mr. Street was a Managing Director of Seidler Amdec Securities, Inc. Mr. Street has, since 1993, served as Chairman and, since 1994, has additionally served as President and Chief Executive Officer of Comprehensive Care Corporation ("CompCare"), a behavioral health care company listed on the New York Stock Exchange. On February 24, 1995, a group of holders of CompCare 7 1/2% Convertible Subordinated Debentures filed an involuntary petition against CompCare under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division. This petition was dismissed by the Court on March 7, 1995 upon the joint motion of CompCare and petitioners. Mr. Street is Chief Financial Officer of Hacienda Village Modernization Corp., which is a joint venture construction firm founded by Mr. Street in 1994 to bid for federally funded construction contracts rehabilitating housing projects in Los Angeles, California inner city neighborhoods. In addition, in March 1995, he was elected as a Director of Micropolis Corporation, a company traded on the Nasdaq Stock Market.

     Edmond E. Charrette, M.D. Dr. Edmond Charrette, 61 years of age, was elected a Director on May 4, 1993. Dr. Charrette is board certified in Internal Medicine and Medical Oncology. From 1981 to 1985, Dr. Charrette served as Senior Vice President of AdvantageHEALTH Corporation in Woburn, Massachusetts, a publicly traded corporation. Currently, Dr. Charrette serves as the Executive Vice President and Chief Medical Officer of AdvantageHEALTH Corporation. Dr. Charrette is the immediate past Chairman of the American Congress of Rehabilitation Medicine -- Task Force for Cancer Rehabilitation. He is co-founder and member of the Board of Directors of Health Resources.

CLASS 1 DIRECTORS WHOSE TERMS CONTINUE UNTIL
THE 1997 ANNUAL MEETING OF STOCKHOLDERS

     J. Marvin Feigenbaum. Mr. J. Marvin Feigenbaum, 46 years of age, was elected to the Board of Directors in June 1994, at which time he was also elected to the Board of Directors of ABC and elected Chief

Executive and Chief Financial Officer of the Corporation and Chief Executive and Chief Financial Officer of ABC. From August 1993 to May 1994, Mr. Feigenbaum served as a consultant to the Corporation, primarily with respect to the Corporation business development and plans and programs relating to the marketing and exploitation of the Corporation's laboratory and medical testing services. From 1987 to June 1994, Mr. Feigenbaum acted as an independent consultant in the medical and health care industry generally. He has over 20 years of experience in the health care industry. Prior to being an independent consultant, Mr. Feigenbaum, from 1982 to 1987, served as Chairman, President and Chief Executive Officer of Temco Home Health Care Products, Inc., a durable medical equipment manufacturer. Mr. Feigenbaum presently serves as a member of the Board of Directors of Comprehensive Care Corporation ("CompCare"), a corporation listed on the New York Stock Exchange. On February 24, 1995, a group of holders of CompCare 7 1/2% Convertible Subordinated Debentures filed an involuntary petition against CompCare under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division. This petition was dismissed by the Court on March 7, 1995 upon the joint motion of CompCare and petitioners.

     Robert B. Fagenson. Mr. Robert B. Fagenson, 47 years of age, serves as a Class 1 Director as the nominee of Starr Securities, Inc. Under the terms of its underwriting agreement with Starr Securities entered into in December 1994 in connection with the Corporation's public offering consummated in December 1994, the Corporation agreed to use its best efforts for a period of five years to nominate and have elected to its Board of Directors one nominee of Starr Securities. Mr. Fagenson has, for more than the past five years, been President and a Director of Fagenson & Co., Inc., a registered broker-dealer, and Vice-President and Director of Starr Securities Inc., a registered broker-dealer. Mr. Fagenson is a Director of the New York Stock Exchange. He is also a Director of The Microtel Franchise and Development Company, a developer of economy lodging facilities; Autoinfo, Inc., a dealer in computerized products and services for after-market motor vehicle parts; Rent-Way, Inc., a multi store retail chain in the rent-to-own industry; and Healthy Planet Products, Inc., a publicly-held greeting card company listed on the American Stock Exchange.

COMMITTEES OF THE BOARD OF DIRECTORS

     In December, 1994 the Board of Directors established an Audit Committee consisting of Messrs. Feigenbaum, Green and Charrette and a Stock Option Committee consisting of Messrs. Green, Street and Sterling. The Audit Committee reviews (i) with management the finances, financial condition and interim financial statements of the Corporation, (ii) with the Corporation's independent auditors the year-end financial statements of the Corporation as reported by such auditors, (iii) with the independent auditors the management letter of such auditors and (iv) with management the implementation of any action recommended by the independent auditors. The Stock Option Committee oversees the Corporation's 1994 Incentive Stock Option Plan. The Board of Directors has not formally established a separate committee to establish or review compensation of the Company's officers. It has been the policy of the Board to determine such matters as a whole, without the participation of those officers who also serve on the Board of Directors when compensation for such officers is being considered by the Board.

MEETINGS OF THE BOARD OF DIRECTORS/COMMITTEES

     During the fiscal year ended December 31, 1995, the Board of Directors held two meetings, and action was taken on five occasions by unanimous written consent of the Board of Directors in lieu of meeting. All members of the Board of Directors attended at least 75% of the meetings of the Board.

     The Audit Committee met once during fiscal year 1995. The Stock Option Committee did not meet or act by written consent during fiscal year 1995.

COMPENSATION OF DIRECTORS

     For the year ended December 31, 1995, non-employee Directors were compensated $1,500 per quarter, and an attendance fee of $500 for each meeting of the Board. In addition, Directors are reimbursed for travel expenses for attendance at Board Meetings. Directors who are not regular full time employees of the

Corporation are eligible to participate in the Corporation's Non-Employee Director Plan. Under the Non-Employee Director Plan, each Non-Employee Director receives options to purchase 5,000 shares of the Corporation's Common Stock upon joining the Board and options to purchase 3,000 shares of the Corporation's Common Stock on each anniversary date of service for the prior year of service. The Board has submitted a Proposal for consideration by the Stockholders to increase the number of options granted annually from 3,000 options to 8,000 options. See Proposal II.

     THE BOARD OF DIRECTORS HAS RECOMMENDED THAT YOU VOTE "FOR" ALL NOMINEES.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid or accrued by the Company during the years ended December 31, 1995, 1994 and 1993 to the Chief Executive Officer and each of the named executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                                         ----------------------
                                             ANNUAL COMPENSATION                 AWARDS
                                        -----------------------------    ----------------------        PAYOUTS
                                                           OTHER         RESTRICTED  SECURITIES    ---------------
                                                          ANNUAL          STOCK      UNDERLYING       ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR   SALARY($)     COMPENSATION($)    AWARD(S)     OPTIONS      COMPENSATION($)
- -------------------------------- ----   ---------     ---------------    --------    ----------    ---------------
J. Marvin Feigenbaum............ 1995   $ 182,000        $ 108,000(2)    $943,750(3)         0         $ 6,000(4)
  Chief Executive and            1994   $ 153,250(1)                     $175,000      150,000         $ 6,544(5)
  Chief Financial Officer(1)     1993   $  39,000(6)
Kenneth E. Blackman, Ph.D....... 1995   $ 130,000                0              0            0         $10,707(7)
  Former President and           1994   $ 117,063                0       $ 23,888(8)    25,000         $ 1,019(9)
  Chief Operating Officer        1993   $  90,000        $   2,722(10)          0        2,857(11)     $ 1,889(9)
  of ABC(12)

- ---------------
 (1) President, Chief Executive and Chief Financial Officer commencing June 1, 1994. Includes consulting compensation in the amount of $47,667 for portion of fiscal year from January 1, 1994 to June 1, 1994.

 (2) Represents a one time bonus accrued for 1994 and paid during fiscal year 1995 representing the approximate combined federal and state tax associated with the grant of 50,000 shares of Common Stock during fiscal 1994.

 (3) On June 8, 1995, the Company granted Mr. Feigenbaum 100,000 restricted shares of Common Stock. Represents the fair market value of the 100,000 shares based upon the market value of the Common Stock of $9.43 per share on June 8, 1995. The restricted shares vest at the rate of 5,000 per year over a twenty year period commencing December 31, 1995, subject to acceleration of vesting under certain circumstances. See further description under "Employment Agreements".

 (4) Represents automobile insurance premiums paid by the Company.

 (5) Represents automobile insurance premiums paid by the Company in the amount of $5,500 and life insurance premiums in the amount of $1,044.

 (6) Represents consulting compensation for the period from August 1993 through December 31, 1993.

 (7) Represents automobile insurance premiums paid in 1995 for 1995 and 1994 in the amount of $6,000 and $3,000, respectively, and life insurance premiums paid in 1995 of $1,707.

 (8) On June 30, 1995 the Company granted Dr. Blackman 6,825 shares of restricted stock. Represents the fair market value of the 6,825 shares based upon the market value of the Common Stock of $3.50 per share on June 30, 1995.

 (9) Reflects life insurance premiums paid by the Company.

(10) Reflects a bonus earned during 1993 but paid in 1994.

(11) Gives effect to cancellation of 4,286 options in September, 1994.

(12) Effective June 30, 1995, Dr. Blackman resigned from his positions as an officer and Director of the Company and ABC.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     No options or stock appreciation rights were granted during fiscal year 1995 to the executive officers named in the Summary Compensation Table. On June 8, 1995, the Company granted Mr. Feigenbaum 100,000 restricted shares of Common Stock. The restricted shares vest at the rate of 5,000 per year over a twenty year period commencing December 31, 1995, subject to acceleration of vesting under certain circumstances. See further description under "Employment Agreements".

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS/SAR VALUES

     The following table summarizes options exercised by the named executive officers during fiscal year 1995 and the number and value of options held by all executive officers named in the Summary Compensation Table at year end. The Company does not have any outstanding stock appreciation rights granted to executive officers.

                                                                         NUMBER OF
                                                                        UNEXERCISED        VALUE OF IN-THE-
                                                                         OPTIONS AT        MONEY OPTIONS AT
                                           SHARES                          FY-END             FY-END ($)
                                         ACQUIRED ON      VALUE         EXERCISABLE/         EXERCISABLE/
                 NAME                     EXERCISE       REALIZED      UNEXERCISABLE       UNEXERCISABLE(1)
- ---------------------------------------  -----------     --------     ----------------     -----------------
J. Marvin Feigenbaum(2)................       0              0            150,000/0          $ 1,190,625/0
Kenneth E. Blackman, Ph.D.(3)..........       0              0             33,571/0          $   255,468/0

- ---------------
(1) The average of the closing bid and closing asked prices for the Company's Common Stock as reported on the Nasdaq SmallCap Market on December 29, 1995, was $14.9375. Value is calculated on the basis of the difference between the option exercise price and $14.9375 multiplied by the number of shares of Common Stock underlying the options.

(2) Mr. Feigenbaum holds options to purchase 150,000 shares of Common Stock with an exercise price of $7.00 per share.

(3) Effective June 30, 1995, Dr. Blackman resigned as an officer and director of the Company and ABC. Dr. Blackman owns options to purchase: (i) 25,000 shares with an exercise price of $7.00 per share; (ii) 5,714 shares with an exercise price of $6.30 per share, and (iii) 2,857 shares with an exercise price of $12.25 per share.

     Employment Agreements

     On June 1, 1994, Mr. J. Marvin Feigenbaum was elected Chairman of the Board of Directors, Chief Executive and Chief Financial Officer of both the Corporation and Analytical Biosystems Corporation. Mr. Feigenbaum also serves as President, Chief Executive and Chief Financial Officer of the Corporation. On September 22, 1994, Mr. Feigenbaum entered into an Amended and Restated Employment Agreement with the Corporation for a term of three years and six months commencing June 1, 1994 through November 30, 1997. Mr. Feigenbaum's Employment Agreement provides for a salary at the rate of $182,000 per annum. In addition, Mr. Feigenbaum is provided with health and other benefits and a policy of life insurance in the amount of $500,000 payable to a beneficiary to be named by Mr. Feigenbaum. He also receives an automobile allowance of $500 per month and reimbursement for expenses incurred on behalf of the Corporation and in connection with the performance of his duties. In connection with his Employment Agreement as amended, Mr. Feigenbaum was issued, in lieu of a cash bonus for past services rendered to the Corporation, while acting as a consultant to the Corporation, 50,000 shares of Common Stock of the Corporation which has been valued at $3.50 per share. All of said shares are immediately vested, and the Corporation paid Mr. Feigenbaum, on April 14, 1995, a one time cash bonus equal to $108,000 representing the amount of the combined federal and applicable state and city income tax associated with such stock grant. In addition, Mr. Feigenbaum was granted options to purchase 150,000 shares of the Corporation's Common Stock exercisable commencing in June, 1995 through December 31, 2002 at an option exercise price equal to the $7.00 per share. Mr. Feigenbaum's Employment Agreement provides that in the event of a change in control of the Corporation (as defined), Mr. Feigenbaum will be paid for the remainder of the unexpired term of his Agreement plus an additional sum of $182,000.

     On June 8, 1995, the Company granted and issued to its President, Mr. J. Marvin Feigenbaum, 100,000 restricted shares of its Common Stock, $.01 par value (the "Restricted Shares"). The Restricted Shares are subject to vesting at the rate of 5,000 shares per year (the "Annual Vested Shares") over a 20-year period commencing December 31, 1995 and continuing at the rate of 5,000 Annual Vested Shares per year on December 31 of each successive year for 19 years thereafter; provided, however, that with respect to each year in which Annual Vested Shares are to vest, such shares shall not vest if any change to the Company's profit and loss statement for that year associated with the vesting of such Annual Vested Shares shall cause the Company to report a loss from operations, which loss is attributable to the vesting of the Annual Vested Shares; and provided further, however, that in all cases the Annual Vested Shares shall vest if the average bid and ask price for the Company's Common Stock for the 10 days immediately preceding the vesting is $11.50 per share or greater. The vesting of the Restricted Shares is subject to acceleration upon the occurrence of certain events of acceleration as described below. With respect to all Restricted Shares which may become vested, the Company is to pay to Mr. Feigenbaum, a bonus equivalent to the amount of the combined federal and applicable state and city income taxes associated with the Restricted Shares that have become vested. The grant of the Restricted Shares to Mr. Feigenbaum was in furtherance of the desire of the Company to provide an incentive to Mr. Feigenbaum to maximize the business of the Company, and maximize the value of the Company for all of its shareholders.

     While the Restricted Shares have been issued and Mr. Feigenbaum is entitled to vote said shares, all Restricted Shares are held in escrow until their vesting and said shares may not be sold, assigned, transferred or hypothecated until the time they have become vested.

     In addition to the vesting of the Annual Vested Shares, an additional number of Restricted Shares shall vest as follows: (i) for each fiscal year of the Company, 1,000 additional Restricted Shares shall vest for each $1,000,000 of net sales of the Company as reported for that year; provided that the Company reports a net pre-tax profit or the average bid and ask price for the Company's common stock for 10 days preceding the end of the fiscal year is $11.50 or more;
(ii) in the event the Company effects a merger, acquisition, corporate combination or purchase of assets (an "Acquisition Event") 1,000 additional Restricted Shares shall vest for each $1,000,000 of Acquisition Event value paid by the Company; and (iii) as of December 31 of each year, for each 1% of increase of market value of the Company's voting securities above 120% of the market value as of December 31 of the preceding year, 1,000 additional Restricted Shares shall vest provided that Mr. Feigenbaum remains employed by the Company on the first anniversary after the vesting event. Provided that Mr. Feigenbaum remains employed by the Company on December 31, 1996, all restricted shares not theretofore vested will vest.

     Provision is made for the acceleration of the vesting of the Restricted Shares upon the occurrence of (a) the approval by the stockholders of the Company of an Approved Transaction, as defined; (b) a Control Purchase, as defined; (c) a Board change; or (d) the failure by the Company to renew Mr. Feigenbaum's employment agreement on the conclusion of its term on November 30, 1997 or any subsequent or renewed term, on terms identical to those in the employment agreement then prevailing. Upon the death or total disability of Mr. Feigenbaum prior to the complete vesting of the Restricted Shares, all Restricted Shares not theretofore vested shall become vested.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Feigenbaum, the Corporation's Chairman, Chief Executive Officer and a Class 1 Director, serves as a member of the Board of Directors and Vice-Chairman of Comprehensive Care Corporation, and is a member of its Compensation Committee.

     Mr. Street, a Class 3 Director, is Chairman, President and Chief Executive Officer of Comprehensive Care Corporation. Mr. Street serves on the Stock Option Committee of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Corporation's subsidiary, ABC, borrowed $150,000 on February 11, 1993 and $100,000 on February 25, 1993 from the Small Business Loan Fund Corporation ("SBLFC"). Both loans bear interest at the rate of 5.4%, are secured by the Corporation's accounts receivable, inventory and equipment and are to be repaid over a five year period ending in February 1998. In conjunction with the above loans, the Corporation issued a warrant to SBLFC for 2,857 shares of Common Stock at an exercise price of $15.75 per share. Additional debt financing of $250,000, $166,000 and $125,000 was received from SBLFC on April 19, 1993,
October 22, 1993, and February 14, 1994, respectively. These financings also bear interest at 5.4%, are secured by the Corporation's accounts receivable, inventory, equipment, and intangible assets (including patents) and are to be repaid over five year periods from the respective loan dates. In conjunction with the April 19, 1993 loan, the Corporation issued to SBLFC a warrant for 42,857 shares of Common Stock at an exercise price of $28.35 per share. The proceeds of the SBLFC loans were used for working capital. SBLFC has certain demand and piggyback registration rights with respect to the shares issuable upon exercise of its warrants, which rights as to a demand registration the SBLFC has agreed to defer for 24 months until December, 1996.

     For information concerning the Amended Employment Agreement of J. Marvin Feigenbaum, see "Executive Compensation -- Employment Agreements."

1994 INCENTIVE STOCK OPTION PLAN

     on November 16, 1994 the stockholders of the Corporation approved the 1994 Incentive Stock Option Plan (the "Plan"). The Plan provides for the issuance of up to 350,000 shares of the Corporation's Common Stock upon the exercise of options granted to officers, directors, full time employees and consultants rendering services to the Corporation. Under the terms of the Plan, options granted thereunder will be designated as options which qualify for incentive stock option treatment ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not so qualify ("Non-ISO's"). Unless sooner terminated, the Plan will expire on August 1, 2004 and options may be granted at any time or from time to time through such date. The purpose of the Plan is to promote the interests of the Corporation and its stockholders by strengthening the ability of the Corporation to attract and retain officers, employees and consultants by furnishing suitable recognition of their ability to contribute to the success of the Corporation and to align their interests and efforts with the long term interest of the Corporation. The Plan succeeds the Corporation's 1992 Incentive Stock Option Plan, which has been terminated except for options to acquire 16,857 shares thereunder.

     The Plan is administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors (the "Plan Administrator"). The Plan Administrator has the discretion to determine the eligible employees and consultants to whom, and the times and the prices at which, options will be granted; whether such options shall be ISO's or Non-ISO's; the periods during which each option will be granted; and the number of shares subject to each option. The Plan Administrator shall have full authority to interpret the plan and to establish and amend rules and regulations relating thereto.

     Under the Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent stockholder (as defined in the Plan) such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISOs may not be less than 85% of such fair market value. The aggregate fair market value of shares subject to an option designated as an ISO for which any participant may be granted such an option in any calendar year, shall not exceed $100,000 plus any unused carryovers (as defined in Section 422 of the Code) from a prior year. The "fair market value" will be the closing Nasdaq bid price or, if the Corporation's Common Stock is not quoted by Nasdaq, the low bid as reported by the National Quotation Bureau, Inc. or a market maker of the Corporation's Common Stock or, if the Common Stock is not quoted by any of the above, by the Board of Directors acting in good faith.

     Options may be granted under the Plan for such periods as determined by the Plan Administrator; provided however that no option designated as an ISO granted under the Plan shall be exercisable over a period in excess of ten years, or in the case of a ten percent stockholder, five years. Options may be exercised in whole at any time or in part from time to time. Options are not transferable except to the estate of an option holder; provided, however, in the case of a Non-ISO, and subject to Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and prevailing interpretations thereunder by the staff of the Securities and Exchange Commission, a recipient of a Non-ISO may, with the consent of the Plan Administrator, designate a named beneficiary of the Non-ISO in the event of the death of such recipient, or assign such Non-ISO.

     Except as described below, the Plan Administrator may from time to time amend the Plan as it deems proper and in the best interests of the Corporation without further approval of the stockholders.

     The Board of Directors and the Plan Administrator may not amend certain features of the Plan without the approval of the Corporation's stockholders to the extent such approval is required for compliance with Section 422 of the Code with respect to ISO's, Section 162(m) of the Code with respect to Non-ISO's or Rule 16b-3 promulgated under Section 16 of the Exchange Act with respect to awards made to individuals subject to Section 16 of the Exchange Act. Such amendments would include (a) increasing the maximum number of shares of Common Stock that may be issued under the Plan, (b) materially modifying the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increasing the benefits accruing to participants under the Plan.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On November 16, 1994, the stockholders of the Corporation adopted the Non-Employee Director Stock Option Plan (the "Director Plan"). The Director Plan provides for issuance of a maximum of 75,000 shares of Common Stock upon the exercise of stock options granted under the Director Plan. Options may be granted under the Director Plan until August 1, 2004 to the Corporation's non-employee directors (as defined). The Director Plan provides that each non-employee director will automatically be granted an option to purchase 5,000 shares upon joining the Board of Directors (or, for those persons who are directors on the date of approval of the Director Plan by the stockholders, on such date), and options to purchase 3,000 shares on each anniversary of the initial date of service or date of approval, as the case may be. THE BOARD OF DIRECTORS HAS RECOMMENDED A PROPOSAL TO AMEND THE DIRECTOR PLAN. SEE PROPOSAL II.

     Under the terms of the Director Plan, the sum of the number of shares to be received upon any grant multiplied by the fair market value of each share at the time of grant may not exceed $75,000. All awards shall be reduced to the extent they exceed such amount. The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Director Plan, the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Corporation or by a combination of each. The term of each option is five years from the date of grant, unless terminated sooner as provided in the Director Plan. The Director Plan is administered by a committee of the Board of Directors composed of not fewer than two persons who are officers of the Corporation (the "Committee"). The Committee has no discretion to determine which non-employee director will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan do not qualify for incentive stock option treatment.

     As of July 17, 1996, options for a total of 31,000 shares have been granted under the Director Plan.

                                  PROPOSAL II

              AMENDMENT OF NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Board of Directors has unanimously approved an amendment to the Non-Employee Director Stock Option Plan to increase the number of shares of Common Stock under the Director Plan from 75,000 shares to 200,000 shares of Common Stock, and to increase the number of options granted annually to each Non-Employee Director from 3,000 options per year to 8,000 options per year and recommends it to the Stockholders. As of July 17, 1996, options to purchase 31,000 shares of Common Stock had been granted to Non-Employee Directors.

     The Board has recommended the amendments to the Director Plan because it believes the increase in the number of options granted per year is required in order to continue to attract qualified persons to serve on the Board. The Board believes that the Company competes with numerous other biotechnology companies, hospitals and healthcare entities for a limited number of talented persons willing to join a Board of Directors of a public corporation. As a result, there must be provided a level of incentives to such persons. It is the Board's belief that the amount of cash compensation paid to each Non-Employee Director per year ($6,000) does not adequately compensate them for their services, and does not provide incentive to join the Board. It is the Board's opinion that the grant of stock options has several appealing characteristics, both to the Non-Employee Director and the Company, which make such grants more attractive than raising the level of cash compensation. First, granting stock options provides incentive to individuals because they share in the growth of the Company. Second, the grant of options causes Non-Employee Directors to have the same interest as Stockholders of the Company in the Company's success. Third, the Company benefits because as holders of stock in the Company the Non-Employee Directors will be more active in the affairs of the Company and the Company benefits from an active Board. Lastly, the grant of options preserves the Company's cash resources.

     The full text of the Director Plan, as amended, is annexed to this Proxy Statement as Exhibit A.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL 2 TO BE IN THE BEST INTERESTS OF THE STOCKHOLDERS AND THE CORPORATION AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             FINANCIAL INFORMATION

     A copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 as filed with the Securities and Exchange Commission has been furnished without the accompanying exhibits. The Corporation shall furnish all exhibits to Stockholders without charge upon written request therefor sent to David A. Sterling, Secretary, Nu-Tech Bio-Med, Inc., 55 Access Road, Warwick, Rhode Island 02886. Each such request must set forth a good faith representation that as of July 11, 1996 the person making the request was the beneficial owner of Common Stock of the Corporation entitled to vote at the 1996 Annual Meeting of Stockholders.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     The Board of Directors has no present knowledge of any other matters to be presented at the Annual Meeting of Stockholders. If any other matters should properly be brought before the meeting, and any adjournment thereof, it is the intention of the persons named in the accompanying Proxy Card to vote such Proxy with respect to any other matter in accordance with their best judgment.

                       PROPOSALS FOR 1997 ANNUAL MEETING

     Any Stockholder desiring to make a proposal to be acted upon at the 1997 Annual Meeting of Stockholders must present such proposal to the Secretary of the Corporation not later than April 5, 1997 in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement.

                                          By Order of the Board of Directors

                                          David A. Sterling
                                          Secretary

July 17, 1996

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES OF AMERICA.

                             NU-TECH BIO-MED, INC.
                                PROXY STATEMENT

                                   EXHIBIT A

                              AMENDED AND RESTATED
                             NON-EMPLOYEE DIRECTOR
                               STOCK OPTION PLAN

                   AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR
                   STOCK OPTION PLAN OF NU-TECH BIO-MED, INC.

1. PURPOSE

     The purpose of the Amended and Restated Non-Employee Director Stock Option Plan (the "Director Plan") is to provide a means by which each director of Nu-Tech Bio-Med, Inc. (the "Company") who is not otherwise a full time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase Common Stock, $.01 par value per share, of the Company ("Common Stock"). The Company, by means of the Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Employee Directors of the Company, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION

     (a) The Director Plan shall be administered by a committee of the Board of Directors of the Company (the "Director Plan Committee") which shall at all times consist of not less than two (2) directors of the Company who are not entitled to participate in the Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors. It is the intention of the Company that each member of the Director Plan Committee shall be a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3(c)(2) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Act").

     (b) Grant of options under the Director Plan to Non-Employee Directors and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Committee's members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3. SHARES SUBJECT TO THE PLAN

     Subject to the provisions of Section 10 hereof, the shares that may be acquired pursuant to options granted under the Director Plan ("Options") shall not exceed in the aggregate 200,000 shares of the Company's Common Stock.

     The Common Stock subject to the Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

4. ELIGIBILITY

     Options shall be granted only to Non-Employee Directors serving on the Board of Directors of the Company.

5. NON-DISCRETIONARY GRANTS

     Grants to Non-Employee Directors

          (i) A Non-Employee Director, upon his or her initial election to the Board of Directors, contemporaneous with or following the adoption of the Director Plan by the shareholders of the Company, whether by the Board of Directors for the purpose of filling a vacancy then existing on the Board or at an annual or special meeting of stockholders at which directors are to be elected, shall be granted an option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein (the "Initial Grant").

          (ii) Following the Initial Grant, each Non-Employee Director shall be granted and awarded, on each anniversary following the date of initial grant, an annual option to purchase 8,000 shares of Common Stock (the "Annual Grant"). The Annual Grant shall be automatically made notwithstanding that the Non-Employee Director is not then a nominee to be elected as a director by reason of the particular class in which such Non-Employee Director serves not being voted on for election at the particular meeting of shareholders.

          (iii) Anything to the contrary notwithstanding in subparagraphs (i) or
     (ii) of this Section 5, in no event shall the Initial Grant amount or any Annual Grant amount, i.e., the amount determined by multiplying the number of shares with respect to which options have been granted pursuant to the Initial Grant or the Annual Grant, as the case may be, by the Fair Market Value (as defined in subsection 6(b) below) of the Company's Common Stock on the date of the grant, exceed $75,000 with respect to such Initial Grant or Annual Grant, as the case may be, to a Non-Employee Director. To the extent that the Initial Grant or the Annual Grant amount exceeds the foregoing limitations, the number of shares subject to the Initial Grant or Annual Grant, as the case may be, to be granted to the Non-Employee Director shall be reduced accordingly.

6. OPTION PROVISIONS

     Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:

          (a) The term of each Option shall commence on the date that it is granted and, unless sooner terminated as set forth herein, shall expire on the date ("Expiration Date") five years from the date of grant; provided, however, that no options granted under this Plan shall be exercisable prior to a date which is six months following the date of grant. The term of each Option may terminate sooner than such Expiration Date if the optionee's service as a Non-Employee Director of the Company terminates for any reason or for no reason. In the event of such termination of service, the Option shall terminate for Non-Employee Directors, on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of service as a Director. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director only as to that number of shares as to which it was exercisable on the date of termination of such service.

          (b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. "Fair Market Value" of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the per share closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or
     (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

          (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

             (i) Payment of the exercise price per share in cash at the time of exercise; or

             (ii) Payment by delivery of shares of Common Stock of the Company already owned by the optionee, which Common Stock shall be valued at Fair Market Value on the date of exercise; or

             (iii) Payment by a combination of the methods of payment specified in Subsections 6(c)(i) and 6(c)(ii) above.

          (d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative. In the event of the death of an Optionee while a Non-Employee Director, an option may be exercised by the representative of the estate of such Optionee within twelve (12) months following the date of death, but not later than the Expiration Date.

          (e) All options granted under the Director Plan shall be non-qualified stock options, which do not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code of 1986, as amended.

7. RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EMPLOYEE DIRECTOR

     Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Employee Director or any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Employee Director at any time, with or without cause.

8. NON-ALIENATION OF BENEFITS

     No right or benefit under the Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     The Stock Option Agreements evidencing options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Director Plan and the number of shares subject to non-discretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

10. TERMINATION AND AMENDMENT

     Unless the Director Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Director Plan after June 1, 2004. The Board may at any time, but not more than once every six months except to comply with changes in the Internal Revenue Code, amend, alter, suspend or terminate the Director Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) increase (except as provided in Section 9 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) materially increase the requirements as to eligibility for participation in the Director Plan; or (iv) materially increase the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any outstanding Stock Option Agreement may, without the consent of the Non-Employee Director to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

11. EFFECTIVENESS OF THE PLAN

     The Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all options theretofore made thereunder shall be and become null and void.

12. GOVERNMENT AND OTHER REGULATIONS

     The obligation of the Company with respect to options shall be subject to
(i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and
(ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13. GOVERNING LAW

     The Director Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                              NU-TECH BIO-MED, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 27, 1996

                                      PROXY

         The undersigned hereby appoints J. MARVIN FEIGENBAUM proxy, with full powers of substitution, to vote all shares of Common Stock of NU-TECH BIOMED, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on August 27, 1996 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

         I  ELECTION OF DIRECTORS

         FOR all Nominees listed                 WITHHOLD AUTHORITY
         below (except as marked                 to vote for all
         to the contrary below)  /_/             nominees listed below  /_/

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

         CLASS 2 DIRECTOR TO SERVE UNTIL 1999 ANNUAL MEETING

         David A. Sterling                           Leonard Green

         II  PROPOSAL TO AMEND NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         FOR  /_/             AGAINST  /_/             ABSTAIN  /_/

         AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated July 17, 1996, receipt of which is hereby acknowledged.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

         The proxy, who shall be present and acting, shall have and may exercise all the powers hereby granted.

         IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF THE TWO CLASS 2 DIRECTORS AND (ii) FOR THE AMENDMENTS TO THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

         Said proxy will use his discretion with respect to any other matters which properly come before the Annual Meeting.

                                    Dated:  _________________, 1996

                                    _______________________________
                                    Signature

                                    _______________________________
                                    Print Name

                                    (Please date and sign exactly as name
                                    appears at left. For joint accounts, each joint owner should sign, Executors, administrators, trustees, etc., should also so indicate when signing.)